UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: October 13, 2005 (Date of earliest event reported: October 13, 2005)

LAZY DAYS’ R.V. CENTER, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	333-114210	59-1764794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6130 Lazy Days Boulevard

Seffner, Florida 33584-2968

(Address of Principal Executive Offices, including Zip Code)

(800) 626-7800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement

On October 13, 2005, Lazy Days’ R.V. Center, Inc. (the “Company”) entered into a consulting agreement (the “Agreement”) with Charles Macaluso, a member of our Board of Directors. Pursuant to the Agreement, the Company has agreed to pay Mr. Macaluso a monthly management fee of $10,000 for services related to strategic planning, implementing board initiatives, management advice and related activities. A copy of the Agreement is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Letter Agreement between Charles Macaluso and Lazy Days’ R.V. Center, Inc. dated October 7, 2005, agreed to and accepted by Charles Thibault, Chief Financial Officer, on behalf of the Company on October 13, 2005.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	October 13, 2005

LAZY DAYS’ R.V. CENTER, INC.

By:	/s/ Charles L. Thibault
	Name:	Charles L. Thibault
	Title:	Chief Financial Officer